UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 3, 2012

FURNITURE BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-1100

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) and (c) On May 7, 2012, Furniture Brands International, Inc. (the “Company”) announced that Steven G. Rolls, the Company’s Chief Financial Officer, has resigned effective May 18, 2012. In addition, Jon D. Botsford, the Company’s General Counsel and Corporate Secretary, has also resigned effective May 18, 2012. In connection with their resignations, Mr. Rolls and Mr. Botsford will both receive the benefits they would have received upon an involuntary termination under the Company’s Executive Severance Plan. Accordingly, Mr. Rolls and Mr. Botsford will receive the benefits previously reported in the Company’s proxy statement on Schedule 14A filed with the SEC on March 21, 2012, which is incorporated herein by reference.

Vance C. Johnston, Senior Vice President of Growth and Transformation, will assume the role of Chief Financial Officer effective as of May 18, 2012. Mr. Johnston’s biographical information is included in the Company’s Form 10-K filed with the SEC on March 7, 2012 and is incorporated herein by reference. Mr. Johnston does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Rolls resignation dated May 7, 2012 is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s Annual Meeting of Stockholders held on May 3, 2012, the following actions were taken:

•	Election of all eight nominees for director to the Board of Directors;

•	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012; and

•	The proposal to approve the advisory vote on executive compensation was approved.

The final voting results for each of the proposals are as follows:

Proposal 1- Election of eight directors to the Board of Directors.

	For	Against	Abstained	Broker Non-Votes
Kent J. Hussey	32,009,091	161,734	7,804,252	12,707,579
Ira D. Kaplan	31,956,079	214,133	7,804,865	12,707,579
Ann S. Lieff	32,020,833	149,779	7,804,465	12,707,579
Maureen A. McGuire	32,053,204	116,555	7,805,318	12,707,579
Aubrey B. Patterson	31,807,244	363,581	7,804,252	12,707,579
George E. Ross, Ph.D.	31,981,927	188,874	7,804,276	12,707,579
Ralph P. Scozzafava	31,896,495	270,499	7,808,083	12,707,579
James M. Zimmerman	32,035,515	138,194	7,801,368	12,707,579

Proposal 2- Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012.

For	Against	Abstained
45,353,749	91,046	7,237,861

Proposal 3- Advisory vote on executive compensation.

For	Against	Abstained	Broker Non-Votes
30,448,172	1,901,338	7,625,567	12,707,579

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated May 7, 2012.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012

Furniture Brands International, Inc. (Registrant)

By:	/s/ Ralph P. Scozzafava

Name:	Ralph P. Scozzafava
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated May 7, 2012.